EXHIBIT 99.1

NEWELL RUBBERMAID REPORTS SECOND QUARTER 2007 RESULTS
Ongoing Transformation Drives Sales Growth of 3.6%, Margin Expansion of 130 bps
Full Year Guidance Reaffirmed
ATLANTA, July 26, 2007 — Newell Rubbermaid Inc. (NYSE: NWL) today reported second quarter 2007 results, reflecting sales growth, gross margin expansion, and improvement in operating income and cash flow. In addition, management reaffirmed full year guidance.
Net sales for the second quarter ended June 30, 2007 rose 3.6 percent to $1.69 billion, compared to $1.63 billion in the prior year. Leading the way were the Home & Family segment with high single digit growth and Cleaning, Organization & Décor with mid single digit growth.
“We continue to make solid progress in our multi-year transformation to a best-in-class, global consumer products company,” said Mark Ketchum, president and chief executive officer of Newell Rubbermaid. “For the seventh consecutive quarter, Newell Rubbermaid posted positive sales growth, driven by our new business model. I am particularly proud of our ability to compensate for a difficult manufacturing restructuring project in Europe and softness in several retail channels.”
Gross margin for the second quarter 2007 improved to 35.8 percent, a 130 basis point improvement over the prior year. The expansion was driven primarily by productivity improvements, including the impact of Project Acceleration.
Normalized earnings, which excludes Project Acceleration restructuring costs and the effect of one-time tax items, were $0.55 per share in the second quarter 2007, a 20 percent increase over the prior year’s result of $0.46 per share.
Excluding Project Acceleration restructuring costs of $15.5 million in 2007 and $19.1 million in 2006, operating income improved $27.5 million to $248.3 million, a 12.5 percent increase over the prior year. Excluding charges, income from continuing operations was $154.6 million, or $0.55 per share, for the second quarter 2007, compared to the prior year’s result of $149.0 million, or $0.54 per share. Income from continuing operations in the second quarter 2006 included a one-time tax benefit of $22.7 million, or $0.08 per share. A reconciliation of the results “as reported” to results “excluding charges” is attached to this press release.
Income from continuing operations, as reported, was $143.2 million, or $0.51 per share, for the second quarter 2007, compared to $135.5 million, or $0.49 per share, in the prior year.
Net cash provided by operating activities was $158.3 million in the second quarter 2007, compared to $103.8 million in the prior year. Capital expenditures were $36.4 million, versus $31.9 million in the prior year.
News Release
July 26, 2007

Newell Rubbermaid Inc.
Atlanta, GA
Securities Listed
NYSE
Common Stock
(Symbol: NWL)
www.newellrubbermaid.com

Ron Hardnock
Vice President, Investor Relations
David Doolittle
Director, Corporate Communications
10B Glenlake Parkway
Suite 300
Atlanta, GA 30328
Phone: +1 (770) 407-3994
Fax: +1 (770) 407-3983

     A reconciliation of the second quarter 2007 and last year’s results is as follows:

	Q2 2007	Q2 2006

Diluted earnings per share from continuing operations (as reported):	$0.51	$0.49

Project Acceleration restructuring costs	$0.04	$0.05

Diluted earnings per share from continuing operations (excluding charges):	$0.55	$0.54

Tax benefits	$0.00	($0.08)

“Normalized” EPS:	$0.55	$0.46
Six Months Results
Net sales for the six months ended June 30, 2007 grew 3.4 percent to $3.08 billion, compared to $2.98 billion in the prior year. The sales growth was driven by broad based strength across all segments.
Gross margin was 35.1 percent, a 170 basis point improvement over the prior year. The expansion reflects core sales growth, strong productivity, including savings from Project Acceleration, and favorable mix.
Normalized earnings, which excludes Project Acceleration restructuring costs and the effect of one-time tax items, were $0.83 per share, a 22 percent increase over the prior year’s result of $0.68 per share.
Excluding Project Acceleration restructuring costs of $31.0 million in 2007 and $28.2 million in 2006, operating income improved $44.9 million to $384.6 million, a 13.2 percent increase over the prior year. Excluding charges, income from continuing operations was $232.6 million, or $0.84 per share, compared to the prior year’s result of $286.3 million, or $1.04 per share. Income from continuing operations in 2007 included one-time tax benefits of $1.9 million, or $0.01 per share, versus one-time tax benefits of $0.36 per share in the prior year. A reconciliation of the results “as reported” to results “excluding charges” is attached to this press release.
Income from continuing operations, as reported, was $208.3 million, or $0.75 per share, compared to $265.7 million, or $0.96 per share, in the prior year.
Net cash provided by operating activities was $172.8 million, compared to $92.1 million for the prior year. Capital expenditures were $69.0 million, compared to $57.2 million for the prior year.
News Release
July 26, 2007

Newell Rubbermaid Inc.
Atlanta, GA
Securities Listed
NYSE
Common Stock
(Symbol: NWL)
www.newellrubbermaid.com

Ron Hardnock
Vice President, Investor Relations
David Doolittle
Director, Corporate Communications
10B Glenlake Parkway
Suite 300
Atlanta, GA 30328
Phone: +1 (770) 407-3994
Fax: +1 (770) 407-3983

A reconciliation of the first six months 2007 and last year’s results is as follows:

	Q2 YTD 2007	Q2 YTD 2006

Diluted earnings per share from continuing operations (as reported):	$0.75	$0.96

Project Acceleration restructuring costs	$0.09	$0.08

Diluted earnings per share from continuing operations (excluding charges):	$0.84	$1.04

Tax benefits	($0.01)	($0.36)

“Normalized” EPS:	$0.83	$0.68
2007 Outlook
Back Half and Third Quarter 2007
The company believes sales will increase 4 to 6 percent in the back half 2007 driven by sales growth across all segments. Gross margin expansion of between 125 and 175 basis points is projected in the back half 2007.
The company expects earnings per share from continuing operations for the back half 2007 will range from $0.89 to $0.94, excluding approximately $0.21 to $0.30 per share of Project Acceleration restructuring costs.
The company believes sales will increase 5 to 7 percent in the third quarter 2007. The company anticipates gross margin expansion of between 75 and 125 basis points in the third quarter 2007.
Earnings per share from continuing operations for the third quarter 2007 are expected to range from $0.43 to $0.45, excluding approximately $30 to $50 million ($25 to $42 million after tax) of Project Acceleration restructuring costs.
For the third quarter 2007, net cash provided by operating activities is forecast in the range of $225 to $275 million and capital expenditures are projected in the range of $45 to $50 million.
Full Year 2007
The company continues to expect sales growth of 3 to 5 percent for the full year, now including 100 to 125 basis points of favorable currency. The company continues to project gross margin expansion of 150 to 200 basis points for the full year.
Excluding Project Acceleration restructuring costs of approximately $100 to $130 million ($85 to $110 million after tax), the company continues to believe earnings per share from continuing operations will range from $1.73 to $1.78 for the full year. Net cash provided by operating activities is now forecast between $600 and $650 million,
News Release
July 26, 2007

Newell Rubbermaid Inc.
Atlanta, GA
Securities Listed
NYSE
Common Stock
(Symbol: NWL)
www.newellrubbermaid.com

Ron Hardnock
Vice President, Investor Relations
David Doolittle
Director, Corporate Communications
10B Glenlake Parkway
Suite 300
Atlanta, GA 30328
Phone: +1 (770) 407-3994
Fax: +1 (770) 407-3983

including approximately $75 to $100 million in cash restructuring payments. The company continues to project annualized savings in excess of $150 million from Project Acceleration upon completion in 2009, including $50 million of savings in 2007. The company continues to expect capital expenditures of $140 to $160 million and dividends of approximately $235 million in 2007.
A reconciliation of the back half, third quarter and full year 2007 earnings outlook is as follows:

	Back Half 2007	Q3 2007	FY 2007

Diluted earnings per share from continuing operations (as reported):	$0.64 - $0.69	$0.31 - $0.33	$1.39 - $1.44

Project Acceleration restructuring costs	$0.21 - $0.30	$0.09 - $0.15	$0.30 - $0.39

Diluted earnings per share from continuing operations (excluding charges):	$0.89 - $0.94	$0.43 - $0.45	$1.73 - $1.78

Tax benefits	$0.00	$0.00	($0.01)

“Normalized” EPS:	$0.89 - $0.94	$0.43 - $0.45	$1.72 - $1.77
Conference Call
The company’s second quarter 2007 earnings conference call is scheduled for today, July 26, 2007, at 9:00 a.m. ET. To listen to the webcast, use the link provided under Events & Presentations in the Investor Relations section of Newell Rubbermaid’s Web site at www.newellrubbermaid.com. The webcast will be available for replay for two weeks. A brief supporting slide presentation will be available prior to the call under Quarterly Earnings in the Investor Relations section on the company’s Web site.
Caution Concerning Forward-Looking Statements
The statements in this press release that are not historical in nature constitute forward-looking statements. These forward-looking statements relate to information or assumptions about the effects of Project Acceleration, sales, income/(loss), earnings per share, operating income or gross margin improvements, capital and other expenditures, cash flow, dividends, restructuring costs, costs and cost savings, debt ratings, and management’s plans, projections and objectives for future operations and performance. These statements are accompanied by words such as “expect,” “project,” “will,” “believes,” “estimate” and similar expressions. Actual results could differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, our dependence on the strength of retail economies; competition with other manufacturers and distributors of consumer products; major retailers’ strong bargaining power; changes in the prices of raw materials; our ability to develop innovative new products and to develop, maintain
News Release
July 26, 2007

Newell Rubbermaid Inc.
Atlanta, GA
Securities Listed
NYSE
Common Stock
(Symbol: NWL)
www.newellrubbermaid.com

Ron Hardnock
Vice President, Investor Relations
David Doolittle
Director, Corporate Communications
10B Glenlake Parkway
Suite 300
Atlanta, GA 30328
Phone: +1 (770) 407-3994
Fax: +1 (770) 407-3983

and strengthen our end-user brands; our ability to expeditiously close facilities and move operations while managing foreign regulations and other impediments; our ability to implement successfully information technology solutions throughout our organization; our ability to improve productivity and streamline operations; the risks inherent in our foreign operations and those factors listed in the company’s most recent quarterly report on Form 10-Q, and Exhibit 99.1 thereto, filed with the Securities and Exchange Commission.
Non-GAAP Financial Measures
This release contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Included in this release is a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP.
About the Company
Newell Rubbermaid Inc. is a global marketer of consumer and commercial products with sales of approximately $6 billion and a strong portfolio of brands, including Sharpie®, Paper Mate®, DYMO®, EXPO®, Waterman®, Parker®, Rolodex®, IRWIN®, LENOX®, BernzOmatic®, Rubbermaid®, Graco®, Calphalon® and Goody®. The company is headquartered in Atlanta, Ga., and has approximately 23,500 employees worldwide.
This press release and additional information about the company are available on the company’s Web site www.newellrubbermaid.com.
News Release
July 26, 2007

Newell Rubbermaid Inc.
Atlanta, GA
Securities Listed
NYSE
Common Stock
(Symbol: NWL)
www.newellrubbermaid.com

Ron Hardnock
Vice President, Investor Relations
David Doolittle
Director, Corporate Communications
10B Glenlake Parkway
Suite 300
Atlanta, GA 30328
Phone: +1 (770) 407-3994
Fax: +1 (770) 407-3983

NWL-EA

Newell Rubbermaid Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(in millions, except per share data)
Reconciliation of Results “As Reported” to Results “Excluding Charges”

	Three Months Ended June 30,
	2007			2006			YOY
	As Reported	Charges (1)	Excl. Charges	As Reported	Charges (2)	Excl. Charges	% Change
Net sales	$1,693.1	$—	$1,693.1	$1,634.1	$—	$1,634.1	3.6%
Cost of products sold	1,087.5	—	1,087.5	1,071.1	—	1,071.1

GROSS MARGIN	605.6	—	605.6	563.0	—	563.0	7.6%
% of sales	35.8%		35.8%	34.5%		34.5%

Selling, general & administrative expenses	357.3	—	357.3	342.2	—	342.2	4.4%
% of sales	21.1%		21.1%	20.9%		20.9%

Restructuring costs	15.5	(15.5)	—	19.1	(19.1)	—

OPERATING INCOME	232.8	15.5	248.3	201.7	19.1	220.8	12.5%
% of sales	13.7%		14.7%	12.3%		13.5%

Nonoperating expenses:
Interest expense, net	27.5	—	27.5	35.6	—	35.6
Other expense	1.5	—	1.5	1.8	—	1.8

	29.0	—	29.0	37.4	—	37.4	(22.5)%

INCOME BEFORE INCOME TAXES	203.8	15.5	219.3	164.3	19.1	183.4	19.6%
% of sales	12.0%		13.0%	10.1%		11.2%

Income taxes	60.6	4.1	64.7	28.8	5.6	34.4	88.1%
Effective rate	29.7%		29.5%	17.5%		18.8%

INCOME FROM CONTINUING OPERATIONS	143.2	11.4	154.6	135.5	13.5	149.0	3.8%
% of sales	8.5%		9.1%	8.3%		9.1%

Discontinued operations, net of tax:
Net loss	(1.0)	1.0	—	(16.0)	16.0	—

NET INCOME	$142.2	$12.4	$154.6	$119.5	$29.5	$149.0	3.8%

% of sales	8.4%		9.1%	7.3%		9.1%

EARNINGS PER SHARE FROM CONTINUING OPERATIONS:
Basic	$0.52	$0.04	$0.56	$0.49	$0.05	$0.54
Diluted	$0.51	$0.04	$0.55	$0.49	$0.05	$0.54

LOSS PER SHARE FROM DISCONTINUED OPERATIONS:
Basic	$(0.00)	$0.00	$—	$(0.06)	$0.06	$—
Diluted	$(0.00)	$0.00	$—	$(0.06)	$0.06	$—

EARNINGS PER SHARE:
Basic	$0.52	$0.04	$0.56	$0.44	$0.11	$0.54
Diluted	$0.51	$0.04	$0.55	$0.43	$0.10	$0.54

Average shares outstanding:
Basic	276.0		276.0	274.6		274.6
Diluted	286.1		286.1	283.6		283.6

(1)	Charges excluded from “as reported” results for 2007 consist of $15.5 million of Project Acceleration restructuring costs and a $1.0 million net loss related to discontinued operations.

(2)	Charges excluded from “as reported” results for 2006 consist of $19.1 million of Project Acceleration restructuring costs and a $16.0 million net loss related to discontinued operations.

Newell Rubbermaid Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(in millions, except per share data)
Reconciliation of Results “As Reported” to Results “Excluding Charges”

	Six Months Ended June 30,
	2007			2006			YOY
	As Reported	Charges (1)	Excl. Charges	As Reported	Charges (2)	Excl. Charges	% Change
Net sales	$3,077.5	$—	$3,077.5	$2,976.7	$—	$2,976.7	3.4%
Cost of products sold	1,997.2	—	1,997.2	1,981.6	—	1,981.6

GROSS MARGIN	1,080.3	—	1,080.3	995.1	—	995.1	8.6%
% of sales	35.1%		35.1%	33.4%		33.4%

Selling, general & administrative expenses	695.7	—	695.7	655.4	—	655.4	6.1%
% of sales	22.6%		22.6%	22.0%		22.0%

Restructuring costs	31.0	(31.0)	—	28.2	(28.2)	—

OPERATING INCOME	353.6	31.0	384.6	311.5	28.2	339.7	13.2%
% of sales	11.5%		12.5%	10.5%		11.4%

Nonoperating expenses:
Interest expense, net	54.9	—	54.9	69.3	—	69.3
Other expense	2.3	—	2.3	4.3	—	4.3

	57.2	—	57.2	73.6	—	73.6	(22.3)%

INCOME BEFORE INCOME TAXES	296.4	31.0	327.4	237.9	28.2	266.1	23.0%
% of sales	9.6%		10.6%	8.0%		8.9%

Income taxes	88.1	6.7	94.8	(27.8)	7.6	(20.2)	(569.3)%
Effective rate	29.7%		29.0%	(11.7)%		(7.6)%

INCOME FROM CONTINUING OPERATIONS	208.3	24.3	232.6	265.7	20.6	286.3	(18.8)%
% of sales	6.8%		7.6%	8.9%		9.6%

Discontinued operations, net of tax:
Net loss	(16.8)	16.8	—	(91.4)	91.4	—

NET INCOME	$191.5	$41.1	$232.6	$174.3	$112.0	$286.3	(18.8)%

% of sales	6.2%		7.6%	5.9%		9.6%

EARNINGS PER SHARE FROM CONTINUING OPERATIONS:
Basic	$0.75	$0.09	$0.84	$0.97	$0.08	$1.04
Diluted	$0.75	$0.09	$0.84	$0.96	$0.07	$1.04

LOSS PER SHARE FROM DISCONTINUED OPERATIONS:
Basic	$(0.06)	$0.06	$—	$(0.33)	$0.33	$—
Diluted	$(0.06)	$0.06	$—	$(0.32)	$0.32	$—

EARNINGS PER SHARE:
Basic	$0.69	$0.15	$0.84	$0.63	$0.41	$1.04
Diluted	$0.69	$0.15	$0.84	$0.64	$0.40	$1.04

Average shares outstanding:
Basic	275.9		275.9	274.5		274.5
Diluted	277.9		277.9	283.5		283.5

(1)	Charges excluded from “as reported” results for 2007 consist of $31.0 million of Project Acceleration restructuring costs and a $16.8 million net loss related to discontinued operations.

(2)	Charges excluded from “as reported” results for 2006 consist of $28.2 million of Project Acceleration restructuring costs and a $91.4 million net loss related to discontinued operations.

Newell Rubbermaid Inc.
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(in millions)

	June 30,	June 30,
	2007	2006
Assets:

Cash and cash equivalents	$162.8	$116.3
Accounts receivable, net	1,215.3	1,157.5
Inventories, net	973.5	936.9
Deferred income taxes	96.5	131.8
Prepaid expenses and other	138.9	95.6
Current assets of discontinued operations	—	277.7

Total Current Assets	2,587.0	2,715.8

Property, plant and equipment, net	707.3	795.9
Goodwill	2,496.8	2,420.0
Other intangible assets, net	483.5	415.7
Other assets	229.0	188.3

Total Assets	$6,503.6	$6,535.7

Liabilities and Stockholders’ Equity:

Accounts payable	$638.5	$612.3
Accrued compensation	122.3	128.3
Other accrued liabilities	663.8	658.7
Income taxes payable	0.7	11.3
Notes payable	21.4	20.9
Current portion of long-term debt	2.2	408.6
Current liabilities of discontinued operations	—	113.5

Total Current Liabilities	1,448.9	1,953.6

Long-term debt	2,232.2	2,245.6
Other non-current liabilities	797.2	608.6

Stockholders’ Equity	2,025.3	1,727.9

Total Liabilities and Stockholders’ Equity	$6,503.6	$6,535.7

Newell Rubbermaid Inc.
CONSOLIDATED STATEMENTS OF CASH FLOW (UNAUDITED)
(in millions)

	For The Six Months Ended June 30,
	2007	2006
Operating Activities:
Net income	$191.5	$174.3
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	92.4	99.3
Deferred income taxes	41.7	10.7
Impairment charges	—	50.9
Non-cash restructuring costs	6.4	26.3
(Gain)/Loss on sale of assets	(0.8)	2.5
Stock-based compensation expense	18.5	15.4
Loss on disposal of discontinued operations	16.6	2.9
Other	(2.4)	(6.7)
Changes in current accounts, excluding the effects of acquisitions:
Accounts receivable	(79.9)	(28.5)
Inventories	(102.9)	(127.4)
Accounts payable	82.3	13.6
Accrued liabilities and other	(90.6)	(150.4)
Discontinued operations	—	9.2

Net cash provided by operating activities	$172.8	$92.1

Investing Activities:
Acquisitions, net of cash acquired	$(49.5)	$(46.3)
Capital expenditures	(69.0)	(57.2)
Disposals of non-current assets and sale of businesses	(2.8)	40.2

Net cash used in investing activities	$(121.3)	$(63.3)

Financing Activities:
Proceeds from issuance of debt	$353.4	$167.2
Payments on notes payable and long-term debt	(345.0)	(82.0)
Cash dividends	(117.3)	(116.4)
Proceeds from exercised stock options and other	16.6	2.3

Net cash used in financing activities	$(92.3)	$(28.9)

Currency rate effect on cash and cash equivalents	$2.6	$0.9

(Decrease)/Increase in cash and cash equivalents	$(38.2)	$0.8
Cash and cash equivalents at beginning of year	201.0	115.5

Cash and cash equivalents at end of period	$162.8	$116.3

Newell Rubbermaid Inc.
Calculation of Free Cash Flow (1)

	For The Three Months Ended June 30,
Free Cash Flow (in millions):	2007	2006
Net cash provided by operating activities	$158.3	$103.8
Capital expenditures	(36.4)	(31.9)

Free Cash Flow	$121.9	$71.9

	For The Six Months Ended June 30,
Free Cash Flow (in millions):	2007	2006
Net cash provided by operating activities	$172.8	$92.1
Capital expenditures	(69.0)	(57.2)

Free Cash Flow	$103.8	$34.9

(1)	Free Cash Flow is defined as cash flow provided by operating activities less capital expenditures.

Newell Rubbermaid Inc.
Financial Worksheet
In Millions

	2007					2006
		Excluding Charges Reconciliation (1)					Excluding Charges Reconciliation (1)				Year-over-year changes
		Reported	Excluded	Ex Charges	Operating		Reported	Excluded	Ex Charges	Operating	Net Sales		Operating Income
	Net Sales	OI	Charges	OI	Margin	Net Sales	OI	Charges	OI	Margin	$	%	$	%
Q1:
Cleaning, Organization & Décor	$457.4	$57.2	$—	$57.2	12.5%	$449.7	$38.4	$—	$38.4	8.5%	$7.7	1.7%	$18.8	49.0%
Office Products	406.3	35.2	—	35.2	8.7%	390.8	32.3	—	32.3	8.3%	15.5	4.0%	2.9	9.0%
Tools & Hardware	293.9	34.2	—	34.2	11.6%	276.8	33.1	—	33.1	12.0%	17.1	6.2%	1.1	3.3%
Home & Family	226.8	30.4	—	30.4	13.4%	225.3	32.7	—	32.7	14.5%	1.5	0.7%	(2.3)	(7.0)%

Restructuring Costs		(15.5)	15.5	—			(9.1)	9.1	—				—
Corporate		(20.7)	—	(20.7)			(17.6)	—	(17.6)				(3.1)

Total	$1,384.4	$120.8	$15.5	$136.3	9.8%	$1,342.6	$109.8	$9.1	$118.9	8.9%	$41.8	3.1%	$17.4	14.6%

	2007					2006
		Excluding Charges Reconciliation (1)					Excluding Charges Reconciliation (1)				Year-over-year changes
		Reported	Excluded	Ex Charges	Operating		Reported	Excluded	Ex Charges	Operating	Net Sales		Operating Income
	Net Sales	OI	Charges	OI	Margin	Net Sales	OI	Charges	OI	Margin	$	%	$	%
Q2:
Cleaning, Organization & Décor	$544.4	$81.2	$—	$81.2	14.9%	$509.9	$57.3	$—	$57.3	11.2%	$34.5	6.8%	$23.9	41.7%
Office Products	587.5	109.0	—	109.0	18.6%	579.1	99.9	—	99.9	17.3%	8.4	1.5%	9.1	9.1%
Tools & Hardware	324.6	47.7	—	47.7	14.7%	328.8	53.8	—	53.8	16.4%	(4.2)	(1.3)%	(6.1)	(11.3)%
Home & Family	236.6	31.3	—	31.3	13.2%	216.3	29.8	—	29.8	13.8%	20.3	9.4%	1.5	5.0%

Restructuring Costs		(15.5)	15.5	—			(19.1)	19.1	—				—
Corporate		(20.9)	—	(20.9)			(20.0)	—	(20.0)				(0.9)

Total	$1,693.1	$232.8	$15.5	$248.3	14.7%	$1,634.1	$201.7	$19.1	$220.8	13.5%	$59.0	3.6%	$27.5	12.5%

	2007					2006
		Excluding Charges Reconciliation (1)					Excluding Charges Reconciliation (1)				Year-over-year changes
		Reported	Excluded	Ex Charges	Operating		Reported	Excluded	Ex Charges	Operating	Net Sales		Operating Income
	Net Sales	OI	Charges	OI	Margin	Net Sales	OI	Charges	OI	Margin	$	%	$	%
YTD:
Cleaning, Organization & Décor	$1,001.8	$138.4	$—	$138.4	13.8%	$959.6	$95.7	$—	$95.7	10.0%	$42.2	4.4%	$42.7	44.6%
Office Products	993.8	144.2	—	144.2	14.5%	969.9	132.2	—	132.2	13.6%	23.9	2.5%	12.0	9.1%
Tools & Hardware	618.5	81.9	—	81.9	13.2%	605.6	86.9	—	86.9	14.3%	12.9	2.1%	(5.0)	(5.8)%
Home & Family	463.4	61.7	—	61.7	13.3%	441.6	62.5	—	62.5	14.2%	21.8	4.9%	(0.8)	(1.3)%

Restructuring Costs		(31.0)	31.0	—			(28.2)	28.2	—				—
Corporate		(41.6)	—	(41.6)			(37.6)	—	(37.6)				(4.0)

Total	$3,077.5	$353.6	$31.0	$384.6	12.5%	$2,976.7	$311.5	$28.2	$339.7	11.4%	$100.8	3.4%	$44.9	13.2%

(1)	Charges are related to restructuring.

Newell Rubbermaid Inc.
Three Months Ended June 30, 2007
In Millions
Currency Analysis

	2007			2006	Year-over-year Increase (Decrease)
	Sales as	Currency	Adjusted	Sales as	Excluding	Including	Currency
	Reported	Impact	Sales	Reported	Currency	Currency	Impact
By Segment

Cleaning, Organization & Décor	$544.4	$(2.4)	$542.0	$509.9	6.3%	6.8%	0.5%
Office Products	587.5	(12.2)	575.3	579.1	(0.7)%	1.5%	2.1%
Tools & Hardware	324.6	(6.4)	318.2	328.8	(3.2)%	(1.3)%	1.9%
Home & Family	236.6	(2.9)	233.7	216.3	8.0%	9.4%	1.3%

Total Company	$1,693.1	$(23.9)	$1,669.2	$1,634.1	2.1%	3.6%	1.5%

By Geography

United States	$1,236.3	$—	$1,236.3	$1,216.7	1.6%	1.6%	0.0%
Canada	112.7	(2.2)	110.5	105.7	4.5%	6.6%	2.1%

North America	1,349.0	(2.2)	1,346.8	1,322.4	1.8%	2.0%	0.2%

Europe	221.4	(15.7)	205.7	207.2	(0.7)%	6.9%	7.6%
Central & South America	68.1	(2.9)	65.2	59.6	9.4%	14.3%	4.9%
All Other	54.6	(3.1)	51.5	44.9	14.7%	21.6%	6.9%

Total Company	$1,693.1	$(23.9)	$1,669.2	$1,634.1	2.1%	3.6%	1.5%

Newell Rubbermaid Inc.
Six Months Ended June 30, 2007
In Millions
Currency Analysis

	2007			2006	Year-over-year Increase
	Sales as	Currency	Adjusted	Sales as	Excluding	Including	Currency
	Reported	Impact	Sales	Reported	Currency	Currency	Impact
By Segment

Cleaning, Organization & Décor	$1,001.8	$(2.8)	$999.0	$959.6	4.1%	4.4%	0.3%
Office Products	993.8	(22.3)	971.5	969.9	0.2%	2.5%	2.3%
Tools & Hardware	618.5	(11.3)	607.2	605.6	0.3%	2.1%	1.9%
Home & Family	463.4	(6.1)	457.3	441.6	3.6%	4.9%	1.4%

Total Company	$3,077.5	$(42.5)	$3,035.0	$2,976.7	2.0%	3.4%	1.4%

By Geography

United States	$2,256.2	$—	$2,256.2	$2,231.7	1.1%	1.1%	0.0%
Canada	191.8	(1.1)	190.7	183.4	4.0%	4.6%	0.6%

North America	2,448.0	(1.1)	2,446.9	2,415.1	1.3%	1.4%	0.0%

Europe	413.9	(34.1)	379.8	369.6	2.8%	12.0%	9.2%
Central & South America	116.7	(2.4)	114.3	106.6	7.2%	9.5%	2.3%
All Other	98.9	(4.9)	94.0	85.4	10.1%	15.8%	5.7%

Total Company	$3,077.5	$(42.5)	$3,035.0	$2,976.7	2.0%	3.4%	1.4%

Q2 2007 Earnings Call Presentation July 26, 2007

Forward Looking Statements The statements in this presentation that are not historical in nature constitute forward-looking statements. These forward-looking statements relate to information or assumptions about the effects of Project Acceleration, sales, income/(loss), earnings per share, operating income or gross margin improvements, capital and other expenditures, cash flow, dividends, restructuring costs, costs and cost savings, debt ratings, and management’s plans, projections and objectives for future operations and performance. These statements are accompanied by words such as “expect,” “project,” “will,” “believes,” “estimate” and similar expressions. Actual results could differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, our dependence on the strength of retail economies; competition with other manufacturers and distributors of consumer products; major retailers’ strong bargaining power; changes in the prices of raw materials; our ability to develop innovative new products and to develop, maintain and strengthen our end-user brands; our ability to expeditiously close facilities and move operations while managing foreign regulations and other impediments; our ability to implement successfully information technology solutions throughout our organization; our ability to improve productivity and streamline operations; the risks inherent in our foreign operations and those factors listed in the company’s first quarter 2007 Form 10-Q, including Exhibit 99.1 thereto, filed with the Securities and Exchange Commission. 2

Q2 2007 Transformation Progress » Formed Office Technology Business Unit to support the development of innovative and integrated solutions for small and medium sized businesses » Project Acceleration savings and timing remain on track and will be completed in 2009 » Building long term consumer driven branding and marketing capabilities supported by the newly created role of Senior Vice President of Marketing and Brand Management 3

Q2 2007 Financial Summary » Net sales growth of 3.6% led by improvements in the Home & Family and Cleaning, Organization and Décor segments » Expanded gross margins to 35.8%, a 130 basis point improvement over the prior year » Continued our investment in demand creation initiatives in an effort to stimulate future sales growth and income » Improved operating income, excluding Project Acceleration charges, by $28 million or 12.5% » Increased “Normalized” EPS by $0.09 or about 20% 4

EPS Walk: Previous Guidance and Prior Year to Q207 Previous Guidance to Q207 Actual [ 1 ] Q206 Actual to Q207 Actual [ 1 ] Mid Point of Range [ 2 ] $0.51 2006 Actual $0.54 Operating Improvement $0.01 Tax Benefit ($0.08) SG&A: 2006 “Normalized” EPS $0.46 Structural Cost Savings & Timing $0.03 Operating Improvement $0.07 Interest, Taxes and Other $0.02 2007 Actual $0.55 2007 Actual $0.55 [ 1 ] Reconciliation excludes Project Acceleration restructuring costs [ 2 ] Reflects the mid point of the range communicated in the Q1 2007 Earnings Press Release 5

Front Half/Back Half Front Half Actual Back Half Guidance Internal Sales Growth +3.4% +4 to +6% Gross Margin Expansion + 170 bps +125 to +175 bps SG&A Investment Increase +$40 million +$55M to +$65M EPS [1] $0.84 $0.89 — $0.94 “Normalized” EPS [1] $0.83 $0.89 — $0.94 [ 1 ] Excludes Project Acceleration restructuring costs 6

EPS Reconciliation: Q3 2007 Earnings Per Share Estimate 2006 Actual [ 1 ] 2007 Estimate [ 1 ] Continuing EPS $0.46 Continuing EPS — Mid Point $0.44 Tax Benefit ($0.05) 2006 “Normalized” EPS $0.41 Continuing EPS — Mid Point [ 2 ] $0.44 Quarter over Quarter % EPS Improvement 7% [ 1 ] Excludes Project Acceleration restructuring costs [ 2 ] Reflects the mid point of the range communicated in the Q2 2007 Earnings Press Release 7

EPS Walk: Previous Guidance and Prior Year to FY 2007 Previous Guidance to Current [ 1 ] 2006 Actual to 2007 Estimate [ 1 ] Mid Point of EPS Range [ 2 ] $1.76 2006 Actual $1.88 Operating Improvement $0.23 Tax Benefit ($0.35) Mid Point of EPS Range [ 3 ] $1.76 Mid Point of EPS Range [ 3 ] $1.76 [ 1 ] Excludes Project Acceleration restructuring costs [ 2 ] Reflects the mid point of the range communicated in the Q1 2007 Earnings Press Release [ 3 ] Reflects the mid point of the range communicated in the Q2 2007 Earnings Press Release 8

Q3 2007 Guidance Internal Sales Growth +5 to +7% Gross Margin Expansion +75 to +125 bps SG&A Investment Increase Between $35 and $45 million Earnings Per Share [ 1 ] $0.43 — $0.45 [ 1 ] Excludes Project Acceleration restructuring costs 9

FY 2007 Guidance Internal Sales Growth +3 to +5% Gross Margin Expansion +150 to +200 bps SG&A Investment Increase ~ 60% of Gross Margin Expansion Earnings Per Share [ 1 ] $1.73 — $1.78 “Normalized” EPS [ 1 ], [ 2 ] $1.72 — $1.77 [ 1 ] Excludes Project Acceleration restructuring costs [ 2 ] Excludes Q1 2007 tax benefit of $0.01 per share 10

Appendix

Reconciliation: Q206 and Q207 “Normalized” EPS Q2 2006 Q2 2007 Diluted earnings per share from continuing operations (as reported) $0.49 $0.51 Restructuring costs $0.05 $0.04 Continuing EPS $0.54 $0.55 Tax benefit ($0.08) $0.00 “Normalized” EPS $0.46 $0.55 % Improvement 20% 12

Reconciliation: 1’H06 and 1’H07 “Normalized” EPS Front Half 2006 Front Half 2007 Diluted earnings per share from continuing operations (as reported) $0.96 $0.75 Restructuring costs $0.08 $0.09 Continuing EPS $1.04 $0.84 Tax benefit ($0.36) ($0.01) “Normalized” EPS $0.68 $0.83 % Improvement 22% 13

Reconciliation: Q306 and Q307 “Normalized” EPS Q3 2006 Q3 2007 [1] Diluted earnings per share from continuing operations (as reported) $0.41 $0.31 — $0.33 Restructuring costs $0.05 $0.09 — $0.15 Continuing EPS $0.46 $0.43 — $0.45 Tax benefit ($0.05) $0.00 “Normalized” EPS $0.41 $0.43 — $0.45 % Improvement 5% to 10% [ 1 ] Reflects the range communicated in the Q2 2007 Earnings Press Release 14

Reconciliation: 2’H06 and 2’H07 “Normalized” EPS Back Half 2006 Back Half 2007 Diluted earnings per share from continuing operations (as reported) $0.75 $0.64 — $0.69 Restructuring costs $0.09 $0.21 — $0.30 Continuing EPS $0.84 $0.89 — $0.94 Tax benefit $0.00 $0.00 “Normalized” EPS $0.84 $0.89 — $0.94 % Improvement 6% to 12% 15

Reconciliation: FY 2006 and 2007 “Normalized” EPS FY 2006 FY 2007 [1] Diluted earnings per share from continuing operations (as reported) $1.71 $1.39 — $1.44 Restructuring costs $0.17 $0.30 - $0.39 Continuing EPS $1.88 $1.73 — $1.78 Tax benefit ($0.36) ($0.01) “Normalized” EPS $1.52 $1.72 - $1.77 % Improvement 13% to 16% [ 1 ] Reflects the range communicated in the Q2 2007 Earnings Press Release 16